                                                                  EXHIBIT 10.004



                SUPPLEMENT NO. 2 TO CONSTRUCTION AGENCY AGREEMENT
                             (NEWPORT NEWS PROPERTY)


        THIS SUPPLEMENT NO. 2 TO CONSTRUCTION AGENCY AGREEMENT, dated as of June 6, 2001 (this "Supplement"), is entered into by and between THE SYMANTEC 2001 TRUST, a Delaware business trust (the "Lessor"), and SYMANTEC CORPORATION, a Delaware corporation (the "Construction Agent"). Capitalized terms used but not otherwise defined herein shall have the meanings set forth in the Construction Agency Agreement (as defined below).


                              PRELIMINARY STATEMENT

        The Lessor and Symantec Corporation (the "Lessee") are parties to a Master Lease, dated as of March 30, 2001, pursuant to which the Lessee has agreed to lease the property described on SCHEDULE 1 from the Lessor (the "Property").

        The Lessor and the Lessee are also parties to a Construction Agency Agreement, dated as of March 30, 2001 (as amended, supplemented or otherwise modified from time to time, the "Construction Agency Agreement"), pursuant to which the Lessor has appointed the Lessee as its sole and exclusive agent in connection with the identification and acquisition of the Property and the development and construction of the Improvements in accordance with the Plans and Specifications.

        The Lessor and the Construction Agent desire that the terms of the Construction Agency Agreement apply to the Newport News Property and wish to execute this Supplement to provide therefor.

        NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

               (a) The Lessor and the Construction Agent each acknowledges and agrees that the construction of the Improvements and the development of the Newport News Property shall be governed by the terms of the Construction Agency Agreement.

               (b) Attached as SCHEDULE 2 is a true, correct and complete copy of the Plans and Specifications for the Newport News Property, as in effect on the date hereof.

               (c) Attached as SCHEDULE 3 is a true, correct and complete copy of the Estimated Project Costs for the Newport News Property, as in effect on the date hereof.

               (d) Attached as SCHEDULE 4 are the deductibles for the insurance policies described in Section 6.1(a) of the Construction Agency Agreement and the premium and the deductibles for the insurance policies described in
                      Section 6.1(b) of the Construction Agency Agreement.

               (e) The Construction Agent acknowledges and agrees that, as between itself and the Lessor, the Construction Agent shall be solely responsible for reporting to all applicable Governmental Authorities, to the extent required by any Environmental Law, the existence of any and all environmental contaminants existing on, in or under the Property as of the date hereof or on any date in the future, which environmental contaminants shall include the ground water contaminants described in the Environmental Audit.

               (f) The Commitment Termination Date with respect to the Property is October 4, 2002.

               (g) This Supplement, upon its execution and delivery, shall constitute a part of the Construction Agency Agreement.

               (h) Each of the Lessor and the Construction Agent hereby reaffirms its obligations under each of the other Operative Agreements to which each is a party.

               (i) This Supplement shall be effective as of May 1, 2001, for purposes of entering into the Construction Contract for the Newport News Property, dated as of May 23, 2001, by and between the Construction Agent and Clancy & Theys Construction Company.






                          [The signature page follows.]

        IN WITNESS WHEREOF, the parties hereto have caused this Supplement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                          SYMANTEC CORPORATION



                          By:___________________________________________________

                          Name:_________________________________________________

                          Title:________________________________________________



                          THE SYMANTEC 2001 TRUST


                          By:  Wilmington Trust FSB, a federal savings bank,
                          not in its  individual  capacity but solely as trustee



                          By:___________________________________________________

                          Name:_________________________________________________

                          Title:________________________________________________

          SCHEDULE 1 TO CONSTRUCTION AGENCY AGREEMENT SUPPLEMENT NO. 2

                      DESCRIPTION OF NEWPORT NEWS PROPERTY

          SCHEDULE 2 TO CONSTRUCTION AGENCY AGREEMENT SUPPLEMENT NO. 2

                            PLANS AND SPECIFICATIONS



The Plans and Specifications are represented by the documents listed on the attached Table of Contents, dated May 22, 2001, and Index of Drawings, dated June 1, 2001, both prepared by CMSS Architects, PC.

                            SYMANTEC OFFICE BUILDING
                    JEFFERSON CENTER FOR ADVANCED TECHNOLOGY
                             NEWPORT NEWS, VIRGINIA
                           I. CMSS Project No. 01-021

        ________________________________________________________________________
        A. TABLE OF CONTENTS MAY 22, 2001


DIVISION 00                                                                 CONTRACT DOCUMENTS

00700.......................................................General Conditions of the Contract
00800.........................................................Supplementary General Conditions


DIVISION 01                                                               GENERAL REQUIREMENTS

01010..........................................................................Summary of Work
01025..........................................Payment, Modification and Completion Procedures
01070............................................................................Abbreviations
01200....................................................Progress Documentation and Procedures
01300...............................................................................Submittals
01400...............................................................Quality Control Procedures
01410..............................................................Special Inspection Services
01500........................................................Temporary Facilities and Services
01710.................................................................................Cleaning


DIVISION 02                                                                          SITE WORK

02210..........................................Geotechnical Report (Supplementary Information)
02280...........................................................................Soil Treatment
02300..................................................................Earthwork for Buildings
02515..............................................................................Unit Pavers
02810.......................................................................Irrigation Systems
02900..............................................................................Landscaping


DIVISION 03                                                                           CONCRETE

03300...................................................................Cast In Place Concrete

        1.     03450........................................... Architectural Precast Concrete


DIVISION 04                                                                            MASONRY

04200.............................................................................Unit Masonry
II.     04495  STONE LAVATORY COUNTERS

DIVISION 05                                                                             METALS

05120.........................................................................Structural Steel
05210.............................................................................Steel Joists
05310...............................................................................Steel Deck
05400................................................................Cold Formed Metal Framing
05500.......................................................................Metal Fabrications
05510................................................................Metal Stairs and Railings

               a.

               b.     DIVISION 06 WOODS AND PLASTICS

06200..........................................................................Rough Carpentry
06400...................................................................Architectural Woodwork

DIVISION 07                                                    THERMAL AND MOISTURE PROTECTION

07115........................................................Self Adhesive Sheet Waterproofing
07160..................................................................Bituminous Dampproofing
07210......................................................................Building Insulation
07240...................................................Exterior Insulation and Finish Systems
07250.............................................................................Fireproofing
07275.............................................................................Firestopping
07411...........................................................Manufactured Metal Wall Panels
07412...................................................................Composite Panel System
07530....................................Single Ply Membrane Roofing - (Mechanically Fastened)
07700.........................................................Roof Specialties and Accessories
07900............................................................................Joint Sealers


DIVISION 08                                                                  DOORS AND WINDOWS

08110...................................................................Steel Doors and Frames
08211..............................................................Solid Core Flush Wood Doors
08305.............................................................................Access Doors
08410.......................................................................Aluminum Entrances
08710............................................................................Door Hardware
08800..................................................................................Glazing
08900......................................................Glazed Aluminum Curtain Wall System


               B.   DIVISION 09 FINISHES

09260.....................................................................Gypsum Board Systems
09300.....................................................................................Tile
09300...............................................................................Stone Tile
09511...............................................................Acoustical Lay In Ceilings
09650.......................................................................Resilient Flooring
09680...................................................................................Carpet
09825.......................................................................Variegated Coating
09900.................................................................................Painting
09950...........................................................................Wall Coverings

DIVISION 10                                                                        SPECIALTIES



10165.....................................................Plastic Laminate Toilet Compartments
10400...................................................................Identification Devices
10425....................................................................................Signs
10522............................................Fire Extinguishers, Cabinets, and Accessories
10810.......................................................................Toilet Accessories

                            a.     DIVISION 11 EQUIPMENT

               2.     Not Used


DIVISION 12                                                                        FURNISHINGS

12511.................................................................Horizontal Louver Blinds
12690................................................................................Entry Mat


DIVISION 13                                                               SPECIAL CONSTRUCTION

Not Used

DIVISION 14                                                                  CONVEYING SYSTEMS

14240............................................................Hydraulic Passenger Elevators


DIVISION 15                                                                         MECHANICAL

Not Used


DIVISION 16                                                                         ELECTRICAL

Not Used

                                    SYMANTEC
                                NEWPORT NEWS, VA
                             CMSS PROJECT NO. 01-021


C.      INDEX OF DRAWINGS    JUNE 1, 2001


G101            TITLE SHEET
--------------------------------------------------------------------------------
C1              COVER SHEET
--------------------------------------------------------------------------------
C2              OVERALL SITE
--------------------------------------------------------------------------------
C3              SITE PLAN
--------------------------------------------------------------------------------
C4              SITE PLAN
--------------------------------------------------------------------------------
C5              SITE PLAN
--------------------------------------------------------------------------------
C6              SITE PLAN
--------------------------------------------------------------------------------
C7              DETAILS
--------------------------------------------------------------------------------
C8              DETAILS
--------------------------------------------------------------------------------
C9              E&S DETAILS
--------------------------------------------------------------------------------
L101            SITE PLAN
--------------------------------------------------------------------------------
L102            ENLARGED HARDSCAPE PLANS
--------------------------------------------------------------------------------
L201            DETAILS
--------------------------------------------------------------------------------
L301            PLANTING PLAN
--------------------------------------------------------------------------------
L302            ENLARGED PLANTING PLANS
--------------------------------------------------------------------------------
S101            STRUCTURAL NOTES
--------------------------------------------------------------------------------
S201            FOUNDATION PLAN
--------------------------------------------------------------------------------
S301            FOUNDATION SECTIONS
--------------------------------------------------------------------------------
S401            TYPICAL FOUNDATION DETAILS
--------------------------------------------------------------------------------
S501            SECOND FLOOR FRAMING PLAN
--------------------------------------------------------------------------------
S502            THIRD FLOOR FRAMING PLAN
--------------------------------------------------------------------------------
S503            ROOF FRAMING PLAN
--------------------------------------------------------------------------------
S504            SCREENWALL FRAMING PLAN
--------------------------------------------------------------------------------
S601            BRACED BAY ELEVATIONS AND DETAILS
--------------------------------------------------------------------------------
S701            FRAMING SECTIONS
--------------------------------------------------------------------------------
S702            FRAMING SECTIONS
--------------------------------------------------------------------------------
S801            TYPICAL FRAMING DETAILS
--------------------------------------------------------------------------------
S802            TYPICAL FRAMING DETAILS
--------------------------------------------------------------------------------
A101            FIRST FLOOR PLAN
--------------------------------------------------------------------------------
A102            SECOND FLOOR PLAN
--------------------------------------------------------------------------------
A103            THIRD FLOOR PLAN
--------------------------------------------------------------------------------
A104            ENLARGED PLANS - FIRST FLOOR
--------------------------------------------------------------------------------
A105            ENLARGED PLANS - SECOND AND THIRD FLOOR LEVEL
--------------------------------------------------------------------------------
A201            EXTERIOR ELEVATIONS
--------------------------------------------------------------------------------
A202            EXTERIOR ELEVATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A203            ENLARGED CURTAINWALL AND WINDOW ELEVATIONS/TYPES
--------------------------------------------------------------------------------
A301            WALL SECTIONS AND DETAILS
--------------------------------------------------------------------------------
A302            WALL SECTIONS AND DETAILS
--------------------------------------------------------------------------------
A303            MISCELLANEOUS DETAILS
--------------------------------------------------------------------------------
A401            ENLARGED STAIR PLANS AND DETAILS
--------------------------------------------------------------------------------
A402            ENLARGED ELEVATOR PLANS AND DETAILS
--------------------------------------------------------------------------------
A501            FIRST FLOOR REFLECTED CEILING PLAN
--------------------------------------------------------------------------------
A502            SECOND FLOOR REFLECTED CEILING PLAN
--------------------------------------------------------------------------------
A503            THIRD FLOOR REFLECTED CEILING PLAN
--------------------------------------------------------------------------------
A601            ROOF PLAN AND DETAILS
--------------------------------------------------------------------------------
A701            SCHEDULES
--------------------------------------------------------------------------------
A702            DOOR DETAILS
--------------------------------------------------------------------------------
A703            ENLARGED TOILET PLAN, ELEVATIONS AND DETAILS
--------------------------------------------------------------------------------
A704            WALL DETAILS
--------------------------------------------------------------------------------
F101            FIREPROOFING PLANS
--------------------------------------------------------------------------------

          SCHEDULE 3 TO CONSTRUCTION AGENCY AGREEMENT SUPPLEMENT NO. 2

                             ESTIMATED PROJECT COSTS


                                  PROJECT COSTS
                                ($ in thousands)


COMPONENT                                        COST           PERCENT OF TOTAL

Land                                               $10                 .0%

Sitework/Parking                                 1,307                5.5%

Shell Cost                                       7,500               31.3%

Tenant Improvements                              7,500               31.3%

Arch/Engineering/Legal/Consult/Comm              1,910                8.0%

City Fees/Inspection                               500                2.1%

Finance/Interest                                 1,251                5.2%

Other                                              102                 .3%

Contingency                                      3,920               16.3%

Total Project Cost                             $24,000              100.0%




                                       7.

          SCHEDULE 4 TO CONSTRUCTION AGENCY AGREEMENT SUPPLEMENT NO. 2

                                    INSURANCE


LIABILITY INSURANCE              COVERAGE                          DEDUCTIBLES

General Liability                $20,000,000 combined single       Deductible not to exceed
                                 limit                             $25,000 per occurrence.

Product/Completed Operations     $20,000,000 combined single       Deductible not to exceed
                                 limit                             $25,000 per occurrence

Auto Liability                   $20,000,000 combined single       Deductible not to exceed
                                 limit                             $25,000 per occurrence

Employer's Liability             $10,000,000 combined single       Deductible not to exceed
                                 limit                             $25,000 per occurrence


HAZARD INSURANCE                 COVERAGE                          DEDUCTIBLES

All Risk/Builder's Risk          Replacement Cost                  Deductible not to exceed
                                                                   $50,000 per occurrence.

Delay in Start-Up or             18 months interest during         15 day deductible
Completion                       construction


WORKERS' COMPENSATION            COVERAGE                          DEDUCTIBLES

Workers' Compensation            Statutory                         Not Applicable


OTHER INSURANCE

The Construction Agent shall cause its subcontractors and agents to maintain similar insurance as listed above with the exception of Hazard Insurance.



NOTE: THE ABOVE IS INTENDED AS AN OUTLINE. ACCEPTABLE INSURANCE IS SUBJECT TO THE APPROVAL OF THE LESSOR AND THE AGENT.




                                       8.